                                LOCK-UP AGREEMENT
           [Note: Form is set up as an individual form to be signed by each person separately.]

                                 August15, 2006

Juniper Partners Acquisition Corp.
56 West 45th Street, Suite 805
New York, New York 10036

Re: Securities Issued in Merger with Firestone Communications, Inc.

Ladies and Gentlemen:

     In connection with the Agreement and Plan of Merger dated August15, 2006 by and among Juniper Partners Acquisition Corp. ("Corporation"), Firecomm
Acquisition, Inc., Firestone Communications, Inc. and certain stockholders of
Firestone Communications, Inc. (the "Merger Agreement"), to induce the
Corporation to enter into the Merger Agreement and consummate the Merger (as defined in the Merger Agreement), the undersigned agrees to, neither directly nor indirectly, during the "Restricted Period" (as hereinafter defined):

     (1)  sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a
          "Transfer") any legal or beneficial interest in any shares of Parent
          Common Stock (as defined in the Merger Agreement) and any Merger
          Warrants (as defined in the Merger Agreement) issued to the undersigned in connection with the Merger and any shares of Parent
          Common Stock issuable upon exercise of the Merger Warrants
          (collectively, the "Restricted Securities"); provided that the
          Contingent Warrants (as defined in the Merger Agreement) and shares of
          Parent Common Stock issuable upon exercise of the Contingent Warrants shall not be deemed to be Restricted Securities; or

     (2)  enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any Restricted
          Securities or other securities of any person, in cash or otherwise.

As used herein, "Restricted Period" means the period commencing on the Closing
Date (as defined in the Merger Agreement) and ending at the close of business on the day preceding the first anniversary of the Closing Date.

     Notwithstanding the foregoing limitations, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities, either during the undersigned's lifetime or on

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the undersigned's death, by gift, will or intestate succession, or by judicial decree, to the undersigned's "family members" (as defined below) or to trusts, family limited partnerships and similar entities primarily for the benefit of the undersigned or the undersigned's "family members;" provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up
Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities except in accordance with this Lock-Up Agreement. For purposes of this sub-paragraph, "family member" shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor's spouse. Also notwithstanding the foregoing limitations, in the event the undersigned is an entity rather than an individual, this Lock-Up
Agreement will not prevent any Transfer of any or all of the Restricted
Securities to the shareholders of such entity, if it is a corporation, to the members of such entity, if it is a limited liability company, or to the partners in such entity, if it is a partnership; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted
Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities in accordance with this Lock-Up
Agreement.

     Any of the Restricted Securities subject to this Lock-Up Agreement may be released in whole or part from the terms hereof only upon the approval of the board of directors of the Corporation and the Committee referred to in Section
1.14(a) of the Merger Agreement.

     The undersigned hereby authorizes the Corporation's transfer agent to apply to any certificates representing Restricted Securities issued to the undersigned the appropriate legend to reflect the existence and general terms of this
Lock-up Agreement.

     This Lock-up Agreement will be legally binding on the undersigned and on the undersigned's heirs, successors, executors, administrators, conservators and permitted assigns, and is executed as an instrument governed by the law of the
State of Delaware.

                                         Very truly yours,

                                         [Signature]

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